UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IDERA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to http://www.investorvote.com/IDRA. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to http://www.investorvote.com/IDRA or scan the QR code — login details are located in the shaded bar below. http://www.investorvote.com/IDRA Stockholder Meeting Notice 03N09C + + Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request as instructed on the reverse side on or before June 9, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by June 22, 2022 at 11:59 P.M., Eastern Time. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Important Notice Regarding the Availability of Proxy Materials for the Idera Pharmaceuticals Inc. 2022 Annual Meeting of Stockholders to be Held on June 23, 2022 at 8:00 a.m. Eastern Time. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on for the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the 2022 proxy statement and 2021 annual report, are available at: MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY 000004 MMMMMMM Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories, and Canada.

Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to http://www.investorvote.com/IDRA. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Idera Pharmaceuticals Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 9, 2022. Idera Pharmaceuticals Inc.’s 2022 Annual Meeting of Stockholders will be held on Thursday, June 23, 2022 at 8:00 a.m. Eastern Time at 505 Eagleview Boulevard, Suite 212 Exton, Pennsylvania 19341. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR each of the Class III director nominees listed below and FOR Proposals 2, 3, 4, and 5: 1. Election of Directors: 01 - Mark Goldberg, M.D. 02 - Carol A. Schafer 2. Approval of the advisory vote on the compensation of the Company’s named executive officers for 2021. 3. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. Approval of an Amendment to the Company’s 2013 Stock Incentive Plan to increase the number of authorized shares. 5. Approval of an Amendment to the Company’s 2017 Employee Stock Purchase Plan to increase the number of authorized shares. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice